INDEPENDENT AUDITORS' CONSENT


The Stockholders and Board of Directors
Global Technologies, Ltd.:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3.


                                       /s/ KPMG LLP

Phoenix, Arizona
July 10, 2000